ANNUAL REPORT




State Farm Growth Fund, Inc.

ONE STATE FARM PLAZA . BLOOMINGTON, ILLINOIS 61710

For Account Information and Shareowner
Services: (309) 766-2029

For Price Information ONLY:
1-800/447-0740









                                                               November 30, 1995







   This report is not to be distributed unless preceded or accompanied by a prospectus.

                         STATE FARM GROWTH FUND, INC.

Dear Shareowner:

  The past twelve months has been a spectacular period for general stock prices and investors in the Growth Fund. Your Fund produced a total return of 33.7% since last November while the S&P 500, which tends to be the most widely followed of the broadly based stock market indices, yielded 36.9%.

  The following graph compares a $10,000 investment in the Growth Fund over the last ten years to a theoretical investment of the same amount in the S&P 500
Index:

                       COMPARISON OF CHANGE IN VALUE OF
                       $10,000 INVESTMENT FOR THE YEARS
                               ENDED NOVEMBER 30


                       [PERFORMANCE GRAPH APPEARS HERE]


Growth
------

X Axis                       GROWTH         S&P
Year                         FUND           500
------                       ----------     -------
1985                          10,000         10,000
1986                          12,173         12,737
1987                          11,937         12,152
1988                          14,020         14,971
1989                          18,298         19,580
1990                          19,080         18,889
1991                          24,873         22,736
1992                          28,598         26,926
1993                          28,411         29,639
1994                          29,552         29,958
1995                          39,503         41,014




  As you can observe from the above presentation, average annual returns of the Fund over the last five and ten year periods have been in the area of 15%. Annual returns of this magnitude are significantly above the 10% level which has been achieved by broadly based common stock indexes since 1926 according to studies done regularly by Ibbotson Associates. We refer to the longer term history to provide the basis for cautioning you against extrapolating regular 15% annual returns into the future. Additionally, results from the past year serve as a reminder that returns of equity-oriented portfolios tend to occur unevenly. Periods which provide particularly good returns are inevitably offset to some degree by times when lesser or negative results occur.

  As managers of your Fund, we truly have a long-term perspective. An annual portfolio turnover rate below 5% for the past five years provides evidence of such an approach to investing. Consequently, in most years, including the 1995 fiscal year, the basic composition of the common stock portfolio does not substantially change.

  The investment portfolio of the Fund has more or less been carried upward in value by the same factors which have pulled general stock prices higher over the course of the year. These factors include the significant reduction of long term interest rates, numerous corporate mergers, and the flow of foreign capital into the U. S. financial markets.

  Very importantly, valuations of the shares of specific companies held in the portfolio have risen recently based on growth in their earnings and growing evidence that many of the companies have strong competitive positions in global markets. The shares of companies generally categorized in the computer, technology, drugs and medical, bank, international consumer product and communication sectors tended to do the best over the past twelve months. The stocks of oil and gas, mining and metal, and construction-related firms were among those producing lower or negative returns.

  The prevailing mood in U. S. financial markets is quite optimistic at the moment. Many investors seem to be convinced that the Federal Reserve Board has done its job well and the twin perils of inflation and recession will be avoided for a long time leaving room for further drops in interest rates. Stock prices are expected to rise further in this environment. Such a view is comforting and may well prove to be correct, but we caution you, as investors, against believing the future is predictable. Markets are always vulnerable to unanticipated surprises and changes in investors' perceptions, and vulnerability along these lines tends to be greatest when optimism is rampant. We cope with the uncertainty by investing the Fund's assets in the stocks of companies which we believe are growing satisfactorily and have prospects for earning reasonable returns. This consistent investment approach has produced competitive returns over the years.

  The directors have declared a capital gain distribution of $.12 per Growth Fund share which will be paid on December 29, 1995. A semi-annual income dividend of $.265 per share will also be paid on December 29, 1995. Both will be used to purchase additional shares for your account unless you have elected to receive payments directly by check.


Sincerely,



/s/ Kurt G. Moser             /s/ Paul N. Eckley
Kurt G. Moser                 Paul N. Eckley
Vice President                Vice President

December 19, 1995

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareowners
State Farm Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of State Farm Growth Fund, Inc. as of November 30, 1995, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1986. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Farm Growth Fund, Inc. at November 30, 1995, the results of its operations and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1986, in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP

Chicago, Illinois
December 15, 1995

                         STATE FARM GROWTH FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                               November 30, 1995

Shares                                                                 Value
                         COMMON STOCKS (92.8%)
               AGRICULTURAL PRODUCTS (7.5%):
2,594,967      Archer-Daniels-Midland Company....................   $ 44,763,181
  465,000      Kellogg Company...................................     35,514,375
                                                                    ------------
                                                                      80,277,556
               BANKS (10.4%):
  382,537      Bancorp Hawaii, Inc. .............................     14,058,235
  529,029      Banponce Corporation..............................     20,235,359
  349,850      National Commerce Bancorporation..................      9,008,638
  490,000      Norwest Corporation...............................     16,170,000
  530,000      PNC Bank Corp. ...................................     15,502,500
  810,000      Wachovia Corporation..............................     36,450,000
                                                                    ------------
                                                                     111,424,732
               CHEMICALS (13.6%):
  540,000      Air Products and Chemicals, Inc. .................     29,970,000
  777,300      Great Lakes Chemical Corporation..................     55,285,462
  561,000      International Flavors & Fragrances Inc. ..........     28,681,125
  630,600      Sigma-Aldrich Corporation.........................     31,057,050
                                                                    ------------
                                                                     144,993,637
               COMMUNICATIONS (11.0%):
  400,000      AT&T Corp. .......................................     26,400,000
  470,000      Capital Cities/ABC, Inc. .........................     58,103,750
  823,000      MCI Communications Corporation....................     22,015,250
   50,000      Reuters Holdings PLC (ADR)........................      2,818,750
  360,181  (a) Scandinavian Broadcasting System SA...............      8,509,276
                                                                    ------------
                                                                     117,847,026
               COMPUTERS AND OTHER OFFICE
               EQUIPMENT (10.4%):
  800,000      Hewlett-Packard Company...........................     66,300,000
  719,600      Hon Industries Inc. ..............................     20,148,800
  255,100      International Business Machines Corporation.......     24,649,038
                                                                    ------------
                                                                     111,097,838
               CONSUMER PRODUCTS (6.3%):
  593,200      Corning Incorporated..............................     17,870,150
  414,728      Jostens, Inc. ....................................     10,264,518
  497,600      Rubbermaid Incorporated...........................     13,684,000
  160,000      The Coca-Cola Company.............................     12,120,000
  250,000      The Gillette Company..............................     12,968,750
                                                                    ------------
                                                                      66,907,418
               DRUGS AND MEDICAL SUPPLIES (16.2%):
  820,000      Ballard Medical Products..........................     14,042,500
1,550,000  (a) Biomet, Inc. .....................................     28,675,000
  620,400      Johnson & Johnson.................................     53,742,150
  236,800      Eli Lilly and Company.............................     23,561,600
  375,000  (a) Medaphis Corporation..............................     12,187,500
  480,000      Pfizer Inc. ......................................     27,840,000
  266,794      Rhone-Poulenc Rorer Inc. .........................     12,772,763
                                                                    ------------
                                                                     172,821,513
               ENTERTAINMENT (2.1%):
  380,000      The Walt Disney Company...........................     22,847,500

                         STATE FARM GROWTH FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                               November 30, 1995

Shares or
principal
 amount                                                               Value

                 HOUSING AND CONSTRUCTION (1.8%):
    346,400      Vulcan Materials Company.....................    $   19,658,200

                 MACHINERY AND EQUIPMENT (3.4%):
    450,000  (a) ADC Telecommunications, Inc. ................        20,475,000
    264,000      Motorola, Inc. ..............................        16,170,000
                                                                  --------------
                                                                      36,645,000

                 MINING AND METALS (1.6%):
    169,622      Mine Safety Appliances Company...............         7,442,165
    195,000      Nucor Corporation............................         9,725,625
                                                                  --------------
                                                                      17,167,790

                 OIL AND GAS (4.9%):
    440,400  (a) Barrett Resources Corporation................        10,899,900
    530,000      Chevron Corporation..........................        26,168,750
    394,100      Pennzoil Company.............................        15,616,212
                                                                  --------------
                                                                      52,684,862

                 UTILITIES (1.9%):
    366,100      SBC Communications Inc. .....................        19,769,400

                 MISCELLANEOUS (1.7%):
    337,500  (a) Osmonics, Inc. ..............................         6,075,000
    425,000      Pall Corporation.............................        11,528,125
                                                                  --------------
                                                                      17,603,125
                                                                  --------------
                   Total common stocks (cost: $409,155,616)...       991,745,597

                         SHORT-TERM INVESTMENTS (7.0%)
$14,000,000      U.S. Treasury bills, 5.245% to 5.385%
                   effective yield, due 12-1995 to 2-1996.....        13,899,772
 28,320,000      General Motors Acceptance Corp., 5.78%,
                   12-5-1995..................................        28,365,572
  2,660,000      General Motors Acceptance Corp., 5.79%,
                   12-5-1995..................................         2,660,428
    300,000      General Motors Acceptance Corp., 5.77%,
                   12-5-1995..................................           300,096
 28,500,000      Ford Motor Credit Co., 5.75%, 12-12-1995.....        28,513,687
  1,000,000      General Motors Acceptance Corp., 5.76%,
                   12-14-1995.................................         1,000,481
                                                                  --------------
                   Total short-term investments (cost:
                     $74,740,036).............................        74,740,036
                                                                  --------------
                 TOTAL INVESTMENTS (99.8%)(cost: $483,895,652)     1,066,485,633
                 CASH AND OTHER ASSETS, LESS
                   LIABILITIES (.2%)..........................         2,162,081
                                                                  ==============
                 NET ASSETS (100.0%)..........................    $1,068,647,714

Notes: (a) Non-income producing security.
       (b) At November 30, 1995, net unrealized appreciation of $582,589,981 consisted of gross unrealized appreciation of $588,149,545 and gross unrealized depreciation of $5,559,564 based on cost of $483,895,652 for federal income tax purposes.

                See accompanying notes to financial statements.

                         STATE FARM GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               November 30, 1995

                                    ASSETS

Investments, at value (cost: $483,895,652)........                $1,066,485,633
Cash..............................................                       884,501
Receivable for:
  Dividends.......................................   $2,195,937
  Shares of the Fund sold.........................      130,866
  Sundry..........................................        8,859        2,335,662
                                                     ----------
Prepaid expenses..................................                        13,204
                                                                  --------------
    Total assets..................................                 1,069,719,000

                          LIABILITIES AND NET ASSETS

Payable for:
  Shares of the Fund redeemed.....................      739,568
  Securities purchased............................        2,406
  Other accounts payable (including $297,260 to
    Manager)......................................      329,312
                                                     ----------
    Total liabilities.............................                     1,071,286
                                                                  --------------
Net assets applicable to 36,350,489 shares
  outstanding of $.50 par value common stock
  (100,000,000 shares authorized).................                $1,068,647,714
                                                                  ==============

Net asset value, offering price and redemption
  price per share.................................                $        29.40
                                                                  ==============

                            ANALYSIS OF NET ASSETS

Excess of amounts received from sales of shares
  over amounts paid on redemptions of shares on
  account of capital..............................                $  468,660,298
Undistributed net realized gain on sales of
  investments.....................................                     6,015,663
Net unrealized appreciation of investments........                   582,589,981
Undistributed net investment income...............                    11,381,772
                                                                  --------------
Net assets applicable to shares outstanding.......                $1,068,647,714
                                                                  ==============

                See accompanying notes to financial statements.

                         STATE FARM GROWTH FUND, INC.
                            STATEMENT OF OPERATIONS

                                                      Year ended November 30,
                                                        1995           1994
Investment income:
  Dividends (net of foreign withholding taxes of
    $104,425 in 1995 and $128,357 in 1994)........   $ 15,895,757    14,162,426
  Interest........................................      3,218,409     1,731,471
                                                     --------------------------
    Total investment income.......................     19,114,166    15,893,897

Expenses:
  Investment advisory and management fee..........      1,068,973       892,798
  Audit fees......................................         25,817        25,657
  Legal fees......................................         13,287        14,544
  Fidelity bond expense...........................          7,334         6,798
  Directors' fees.................................          6,600         6,600
  Reports to shareowners..........................         47,298        31,679
  Franchise taxes.................................          9,876         8,730
  Custodian fees..................................         35,212            --
  Other...........................................         57,951        53,638
                                                     --------------------------
    Total expenses................................      1,272,348     1,040,444
    Less: custodian fees paid indirectly..........         35,064            --
                                                     --------------------------
    Net expenses..................................      1,237,284     1,040,444
                                                     --------------------------
Net investment income.............................     17,876,882    14,853,453

Realized and unrealized gain on investments:
  Net realized gain on sales of investments.......      6,015,663     7,117,419
  Change in net unrealized appreciation...........    238,933,861     7,405,430
                                                     --------------------------
Net realized and unrealized gain on investments...    244,949,524    14,522,849
                                                     --------------------------

Net change in net assets resulting from operations   $262,826,406    29,376,302
                                                     ==========================

               See accompanying notes to financial statements.

                         STATE FARM GROWTH FUND, INC.
                      STATEMENT OF CHANGES IN NET ASSETS

                                                    Year ended November 30,
                                                      1995            1994
From operations:
  Net investment income........................ $   17,876,882     14,853,453
  Net realized gain on sales of
    investments................................      6,015,663      7,117,419
  Change in net unrealized
    appreciation...............................    238,933,861      7,405,430
                                                -----------------------------
  Net change in net assets resulting
    from operations............................    262,826,406     29,376,302

Undistributed net investment income included
  in price of shares issued and redeemed.......        407,527        294,170

Distributions to shareowners from:
  Net investment income (per share $.52 in
    1995 and $.45 in 1994).....................    (18,125,076)   (14,871,521)
  Net realized gain (per share $.175 in 1995)..     (5,860,346)            --
                                                -----------------------------
  Total distributions to shareowners...........    (23,985,422)   (14,871,521)

From Fund share transactions:
  Proceeds from shares sold....................    110,543,974     98,159,876
  Reinvestment of ordinary income dividends
    and capital gain distributions.............     23,301,462     14,438,092
                                                -----------------------------
                                                   133,845,436    112,597,968
  Less payments for shares redeemed............     76,138,727     80,845,641
                                                 ----------------------------
  Net increase in net assets from Fund share
    transactions...............................     57,706,709     31,752,327
                                                -----------------------------
Total increase in net assets...................    296,955,220     46,551,278
Net assets:
  Beginning of year............................    771,692,494    725,141,216
                                                -----------------------------
  End of year (including undistributed net
    investment income of $11,381,772 in 1995
    and $11,222,439 in 1994)................... $1,068,647,714    771,692,494
                                                =============================

                See accompanying notes to financial statements.

                          STATE FARM GROWTH FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS


1.   Significant accounting policies

     Security valuation -- Investments are stated at value. Stocks traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation or, if there are no reported sales on that day, at the mean of the last bid and asked quotations. Other stocks traded over-the-counter are valued at the mean of the last bid and asked prices. Debt securities are valued using quotations provided by an independent pricing service, except short-term debt securities having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Any securities not valued as described above are valued at fair value as determined in good faith by the Board of Directors or its delegate.

     Security transactions and investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are reported on an identified cost basis.

     Fund share valuation -- Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of 3:00 p.m. Bloomington, Illinois time on each business day other than customary weekend and holiday closings, except that the Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset value per share is computed by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

     Federal income taxes, dividends and distributions to shareowners -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

     On December 15, 1995, an ordinary income dividend of $.265 per share and a capital gain distribution of $.12 per share were declared, payable December 29, 1995 (reinvestment date December 29, 1995) to shareowners of record December 15, 1995.

     Dividends and distributions payable to its shareowners are recorded by the Fund on the ex-dividend date.

     Equalization accounting -- A portion of proceeds from sales and payments on redemptions of Fund shares is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

     Custodian fees -- Custodian fees are reduced based on the Fund's cash balances maintained with the custodian. Beginning in 1995, in accordance with changes in the requirements of the Securities and Exchange Commission, both gross custodian fees and the amount by which such fees are reduced, are disclosed separately in the statement of operations. This presentation does not affect the determination of net investment income.

2.   Transactions with affiliates

     The Fund has an investment advisory and management services agreement with State Farm Investment Management Corp. (Manager) pursuant to which the Fund pays the Manager an annual fee (computed on a daily basis and paid quarterly) of .20% of the first $100 million of average net assets, .15% of the next $100 million of average net assets and .10% of the average net assets in excess of $200 million. The Manager guarantees that all expenses of the Fund, including the compensation of the Manager but excluding franchise taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs, shall not exceed .40% of average net assets annually.

                          STATE FARM GROWTH FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

     Under the terms of this agreement, the Fund incurred fees of $1,068,973 for 1995 and $892,798 for 1994. The Fund pays no fees for transfer agent services provided by the Manager. The Fund does not pay any discount, commission or other compensation for underwriting services provided by the Manager.

     Certain officers and/or directors of the Fund are also officers and/or directors of the Manager. The Fund made no payments to its officers or directors during the two years ended November 30, 1995 except for directors' fees of $6,600 for 1995 and 1994, respectively, paid to the Fund's independent directors.

3.   Investment transactions

     Investment transactions (exclusive of short-term instruments) for each of the two years ended November 30 are as follows:


                                                   1995         1994

     Purchases................................ $46,164,857   49,125,581
     Proceeds from sales......................  22,290,487   20,805,090
                                               ========================

4.   Fund share transactions

     Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following number of shares:

                                                 Year ended November 30,
                                                    1995         1994

Shares sold...................................   4,289,306    4,460,689
Shares issued in reinvestment of ordinary
  income dividends and capital gain
  distributions...............................     966,452      670,054
                                                 ----------------------
                                                 5,255,758    5,130,743
Less shares redeemed..........................   3,008,177    3,678,175
                                                 ----------------------
Net increase in shares outstanding............   2,247,581    1,452,568
                                                 ======================

                         STATE FARM GROWTH FUND, INC.

                             FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes (For a share outstanding throughout each year)

                                                                       Year ended November 30,
                                   1995       1994       1993      1992      1991      1990     1989      1988      1987      1986
Net asset value, beginning
  of year...................    $  22.63      22.21     23.05     20.33     16.77     16.90     13.34     11.96     13.50     11.60
    Income from Invest-
    -------------------
      ment Operations
      ---------------
      Net investment
        income..............         .50        .44       .45       .43       .42       .47       .41       .43       .38       .34
      Net gain or loss on
        securities (both
        realized and
        unrealized).........        6.97        .43      (.60)     2.70      4.32       .26      3.57      1.62      (.61)     2.12
                                ---------------------------------------------------------------------------------------------------
    Total from investment
      operations............        7.47        .87      (.15)     3.13      4.74       .73      3.98      2.05      (.23)     2.46
    Less Distributions
    ------------------
      Dividends (from net
        investment income)..        (.52)      (.45)     (.45)     (.41)     (.54)     (.40)     (.42)     (.39)     (.38)     (.34)
      Distributions (from
        capital gain).......        (.18)        --      (.24)       --      (.64)     (.46)       --      (.28)     (.93)     (.22)
                                ---------------------------------------------------------------------------------------------------
    Total distributions.....        (.70)      (.45)     (.69)     (.41)    (1.18)     (.86)     (.42)     (.67)    (1.31)     (.56)
Net asset value, end of
  year......................    $  29.40      22.63     22.21     23.05     20.33     16.77     16.90     13.34     11.96     13.50
                                ===================================================================================================
Total Return................       33.67%      4.02%     (.65%)   15.42%    29.79%     4.27%    30.51%    17.45%    (1.83%)   21.73%
------------
Ratios/Supplemental Data
------------------------
Net assets, end of year
  (millions)................    $1,068.6      771.7     725.1     696.1     558.4     414.3     383.0     295.5     253.6     262.4
Ratio of expenses to
  average net assets........         .14%(a)    .14%      .14%      .16%      .19%      .21%      .21%      .24%      .26%      .33%
Ratio of net investment
  income to average
  net assets................        1.95%      2.00%     2.05%     1.99%     2.22%     2.84%     2.69%     3.32%     2.75%     2.71%
Portfolio turnover rate.....           3%         3%        2%        2%        1%       16%        9%        5%       12%       14%
Number of shares out-
  standing at end of
  year (millions)...........        36.4       34.1      32.7      30.2      27.5      24.7      22.7      22.1      21.2      19.4
Note: (a) The ratio based on net custodian expenses would have been .13%.

                           ________________________

                         STATE FARM GROWTH FUND, INC.
                                TAX INFORMATION

     The Fund paid ordinary income dividends of $.28 per share in June 1995 and $.265 per share in December 1995. Of these dividends, 78% qualifies for the 70% deduction for dividends received by corporations as provided by the Internal Revenue Code.

     In December 1995, the Fund made a capital gain distribution of $.12 per share, 100% of which was paid from long-term capital gain and is designated as a capital gain dividend.

NOTE: Dividends and distributions paid to you must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with the provisions of the Internal Revenue Code.